UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)- March 31, 2006

                              CH Energy Group, Inc.
                    Central Hudson Gas & Electric Corporation
           (Exact Name of Registrants as Specified in their Charters)

 Commission        Registrant, State of Incorporation            IRS Employer
 File Number       Address and Telephone Number               Identification No.

 0-30512            CH Energy Group, Inc.                          14-1804460
                    (Incorporated in New York)
                    284 South Avenue
                    Poughkeepsie, New York 12601-4879
                    (845) 452-2000

 1-3268             Central Hudson Gas & Electric Corporation      14-0555980
                    (Incorporated in New York)
                    284 South Avenue
                    Poughkeepsie, New York 12601-4879
                    (845) 452-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

      This Current Report on Form 8-K/A is filed solely to reflect clarifying corrections to the Supplemental Executive Retirement Plan previously announced and filed. This Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K originally filed on December 21, 2005.

Item 1.01 Entry into a Material Definitive Agreement.

SERP Plan

      On December 16, 2005, the board of directors ("Board") of CH Energy Group, Inc. ("Energy Group") adopted the CH Energy Group, Inc. Supplemental Executive Retirement Plan (the "SERP"), effective as of January 1, 2006. The SERP will provide retirement benefits to designated executives who satisfy certain eligibility requirements. It is anticipated that only officers of Energy Group and Central Hudson Gas & Electric Corporation will participate in the SERP.

      A participant's annual SERP benefit equals 57 percent of his or her highest consecutive 3-year average of base salary and bonus during the ten-year period that precedes the participant's termination of employment. If a participant has fewer than 30 years of benefit service under the Retirement Income Plan of Central Hudson Gas & Electric Corporation (the "RIP"), then the annual SERP benefit (prior to reduction as described below) equals the product of (i) the annual SERP benefit, as described above, multiplied by (ii) a fraction, the numerator of which is the participant's years of benefit service under the RIP and the denominator of which is 30. Finally, the SERP benefit is reduced by the participant's annual benefit, if any, under the RIP, the Central Hudson Gas & Electric Corporation Retirement Benefit Restoration Plan ("Retirement Benefit Restoration Plan") and the CH Energy Group, Inc. Supplementary Retirement Plan ("Supplementary Retirement Plan").

      A participant's SERP benefit becomes vested if, while employed by Energy Group or its affiliates, he or she attains age 61 or attains age 55 with 10 years or more of vesting service. Payment of the annual SERP benefit generally commences seven months following termination of employment in the form of a life annuity selected by the participant, subject to a reduction of 4% for each year that the participant's employment terminates prior to age 61. A SERP benefit is also payable if a participant is vested in his or her benefit at the time of his or her death or disability.

      Upon a change in control of Energy Group, a participant will fully vest in his or her SERP benefit. Such benefit will commence to be paid upon the later of his or her termination of employment or attainment of age 55. Moreover, if a participant is entitled to benefits under his or her Employment Agreement with Energy Group following a change in control, then his or her SERP benefit will be calculated as if he or she had remained employed with Energy Group and its affiliates for a number of years equal to his or her "multiple" under such Employment Agreement.

      A participant will forfeit his or her SERP benefit (whether or not vested at the time) if his or her employment is terminated for "cause" as defined in the SERP.

      The foregoing description of the SERP is qualified in its entirety by reference to the full text of the corrected plan document, which is filed as
Exhibit 10(iii)(40).

Freezing of Other Plans

      On December 16, 2005 the Board amended the Supplementary Retirement Plan to (i) terminate the plan with respect to all participants who, as of December 31, 2005, would not be entitled to benefits thereunder if they separated from service on such date, and (ii) provide that no employee may commence or recommence participation in the plan after December 31, 2005.

      On December 21, 2005, the board of directors of Central Hudson Gas & Electric Corporation amended the Retirement Benefit Restoration Plan to: (i) freeze all benefit accruals under the plan as of the close of business on December 31, 2005, (ii) provide that such benefit accruals will be calculated as if the participants separated from service on such date, (iii) terminate the plan with respect to all participants who, as of December 31, 2005, would not be entitled to benefits thereunder if they separated from service on such date, and
(iv) provide that no employee may commence or recommence participation in the plan after December 31, 2005.

      The foregoing description of the amendment to the Supplementary Retirement Plan and the Retirement Benefit Restoration Plan is qualified in its entirety by references to the full text of the amendments, which are filed as Exhibits 10(iii)(41) and 10(iii)(42) hereto and incorporated by reference.

Item 1.02 Termination of a Material Definitive Agreement.

      See discussion "Freezing of Other Plans" under Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10(iii)(40)     CH Energy Group, Inc. Supplemental Executive Retirement Plan, as
                amended (corrected March 31, 2006)

10(iii)(41)     Amendment to the CH Energy Group, Inc. Supplementary Retirement
                Plan

10(iii)(42)     Amendment to the Central Hudson Gas & Electric Corporation
                Retirement Benefit Restoration Plan

      Statements included in this current Report and the documents incorporated by reference which are not historical in nature are intended to be and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Forward-looking statements may be identified by words including "anticipates," "believes," "projects," "intends," "estimates," "expects," "plans," "assumes," "seeks," and similar expressions.

      Forward-looking statements including, without limitation, those relating to Registrants' future business prospects, revenues, proceeds, working capital, liquidity, income, and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors including those identified from time to time in the forward-looking statements. Those factors include, but are not limited to: weather; energy supply and demand; fuel prices; interest rates; potential future acquisitions; developments in the legislative, regulatory and competitive environment; market risks; electric and natural gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs including future market prices for energy capacity and ancillary services; the success of strategies to satisfy electricity, natural gas, fuel oil, and propane requirements; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. Registrants undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CH ENERGY GROUP, INC.
                                     (Registrant)

                                     By: /s/ Donna S. Doyle
                                         ------------------
                                     DONNA S. DOYLE
                                     Vice President - Accounting and Controller


                                     CENTRAL HUDSON GAS & ELECTRIC
                                     CORPORATION
                                     (Registrant)

                                     By: /s/ Donna S. Doyle
                                         ------------------
                                     DONNA S. DOYLE
                                     Vice President - Accounting and Controller

Dated: April 6, 2006

                                  Exhibit Index

Exhibit No.                       Description

10(iii)(40)         CH Energy Group, Inc. Supplemental Executive Retirement
                    Plan, as amended (corrected March 31, 2006)

10(iii)(41)         CH Energy Group, Inc. Supplementary Retirement Plan, as
                    amended

10(iii)(42)         Central Hudson Gas & Electric Corporation Retirement Benefit
                    Restoration Plan, as amended